SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: DECEMBER 27, 2000
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                        (Date of Earliest Event Reported)

                           COMMODORE HOLDINGS LIMITED
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             (Exact name of registrant as specified in its charter)

                                     Bermuda
                          ---------------------------
                            (State of Incorporation)

      0-22908                                                        N/A
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(Commission File No.)                                         (I.R.S. Employer
                                                             Identification No.)

  4000 Hollywood Boulevard, Suite 385-S, South Tower, Hollywood, Florida 33021
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               (Address of Principal Executive Offices) (Zip Code)


                                 (954) 967-2100
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              (Registrant's telephone number, including area code)

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Item 3.           BANKRUPTCY OR RECEIVERSHIP

         On December 27, 2000 and December 29, 2000, the Company filed voluntary petitions under Chapter 11 of the United States Bankruptcy Code with the United States Bankruptcy Court for the Southern District of Florida. The cases are being administered under the case name Commodore Holdings Limited, et. al., Case Nos. 00-27938-BKC-RBR through 00-27942-BKC-RBR and Case Nos. 00-28040-BKC-RBR and 00-28041-BKC-RBR. The Company has suspended operations and is managing its business as debtors-in-possession. A copy of the Company's press release of December 27, 2000, relating to such filings is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS

                  (a) Financial Statements of Businesses Acquired. Not applicable.
                  (b)      Pro Forma Financial Information. Not applicable.
                  (c)      Exhibits.

Exhibit No.                Description

99.1                       Press Release by Commodore Holdings Limited dated
                           December 27, 2000.

                                       2

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 10, 2001.

                                     COMMODORE HOLDINGS LIMITED

                                     By:  /s/ Alan Pritzker
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                                          Alan Pritzker, Chief Financial Officer